Exhibit 99.2

Creating a Global, Scaled, Diversified Pharmaceuticals Leader 1 March 13, 2025

Disclosures No Offer or Solicitation This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Additional Information about the Combination and Where to Find It In connection with the proposed transaction, Mallinckrodt intends to file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Mallinckrodt and Endo and that also constitutes a prospectus of Mallinckrodt ordinary shares. Each of Mallinckrodt and Endo may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Mallinckrodt or Endo may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to shareholders of Mallinckrodt and Endo. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about Mallinckrodt, Endo, and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Mallinckrodt will be available free of charge on Mallinckrodt’s website at https://ir.mallinckrodt.com. Copies of the documents filed with the SEC by Endo will be available free of charge on Endo’s website at https://investor.endo.com. Participants in the Solicitation of Proxies Mallinckrodt, Endo, and certain of their respective directors, executive officers, and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Mallinckrodt, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) Mallinckrodt’s proxy statement for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on April 15, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/1567892/000110465924046964/tm242936-1_def14a.htm), including under the headings “Corporate Governance”, “Our Director Nominees,” “Board of Directors and Board Committees,” “Compensation of Non-Employee Committees,” “Executive officers” “Compensation of Executive Officers,” “Pay Versus Performance,” “Security Ownership and Reporting,” “Equity Compensation Plan Information” and “Proposals 1(A) Through 1(E): Election of Directors”, (ii) Mallinckrodt’s Annual Report on Form 10-K for the fiscal year ended December 29, 2023, which was filed with the SEC on March 26, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1567892/000156789224000008/mnk-20231229.htm), including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, “Item 13. Certain Relationships and Related Transactions and Director Independence”, and (iii) to the extent holdings of Mallinckrodt’s securities by its directors or executive officers have changed since the amounts set forth in Mallinckrodt’s proxy statement for its 2024 Annual Meeting of Shareholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at EDGAR Search Results (https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001567892&type=&dateb=&owner=only&count=40&search_text=). Information about the directors and executive officers of Endo, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) Endo’s registration statement on Form S-1, which was filed with the SEC on July 31, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/2008861/000119312524185328/d15705ds1a.htm), including under the headings “Management,” “Executive and Director Compensation of Endo International plc,” “Certain Relationships and Related Party Transactions,” and “Principal and Registering Stockholders” and (ii) to the extent holdings of Endo’s securities by its directors or executive officers have changed since the amounts set forth in Endo’s S-1 registration statement, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at EDGAR Search Results (https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0002008861&type=&dateb=&owner=only&count=40&search_text=). Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive joint proxy statement/prospectus and will be contained in other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read these materials carefully before making any voting or investment decisions. You may obtain free copies of these documents from Mallinckrodt or Endo using the sources indicated above. Information Regarding Forward-Looking Statements Statements in this press release that are not strictly historical (including, among other things, statements regarding the proposed business combination transaction between Mallinckrodt and Endo, Mallinckrodt and Endo’s plans to combine their generics pharmaceuticals businesses and Endo’s sterile injectables business after the close of the proposed business combination and separate that business from the combined company at a later date, the anticipated benefits of the proposed transactions, the anticipated impact of the proposed transactions on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transactions, the anticipated closing date for the proposed business combination transaction and any other statements regarding events or developments Mallinckrodt and Endo believe or anticipate will or may occur in the future) may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. 2

Disclosures There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: (i) transaction-related risks, including the parties’ ability to successfully integrate our business and Endo’s business and unanticipated costs of such integration, which may result in the combined company not operating as effectively and efficiently as expected; uncertainties related to a future separation of the combined generics pharmaceuticals businesses of Mallinckrodt and Endo and Endo’s sterile injectables business; the risk that the expected benefits and synergies of the proposed transactions may not be fully realized in a timely manner, or at all; the risk associated with Mallinckrodt’s and Endo’s ability to obtain the approval of their shareholders and stockholders, respectively, required to consummate the proposed business combination transaction; uncertainty regarding the timing of the closing of the proposed business combination transaction; the risk that the conditions to the proposed business combination transaction may not be satisfied (or waived to the extent permitted by law) on a timely basis or at all or the failure of the proposed business combination transaction to close for any other reason or to close on the anticipated terms, including the intended tax treatment; the risk that any regulatory approval, consent or authorization that may be required for the proposed business combination transaction may not be obtained or may be obtained subject to conditions that are not anticipated; the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed business combination transaction; unanticipated difficulties, liabilities or expenditures relating to the proposed transactions; the effect of the announcement, pendency or completion of the proposed transactions on the parties’ business relationships and business operations generally; certain restrictions on the ability of Mallinckrodt and Endo to pursue certain business activities or strategic transactions during the pendency of the proposed business combination transaction; the effect of the announcement, pendency or completion of the proposed transactions on the long-term value of Mallinckrodt’s ordinary shares and Endo’s common stock; risks that the proposed transactions may disrupt current plans and operations of Mallinckrodt and Endo and their respective management teams and potential difficulties in hiring, retaining and motivating employees as a result of the proposed transactions; risks related to our increased indebtedness as a result of the proposed business combination transaction; significant transaction costs related to the proposed business combination transaction; potential litigation relating to the proposed transactions that could be instituted against Mallinckrodt, Endo or their respective officers or directors; rating agency actions and Mallinckrodt’s and Endo’s ability to access short- and long-term debt markets on a timely and affordable basis; and risks related to the financing in connection with the transaction; (ii) risks related to Mallinckrodt’s business, including potential changes in Mallinckrodt’s business strategy and performance; Mallinckrodt’s initiative to explore a variety of potential divestiture, financing and other transactional opportunities; the exercise of contingent value rights by the Opioid Master Disbursement Trust II (the “Trust”); governmental investigations and inquiries, regulatory actions, and lawsuits, in each case related to Mallinckrodt or its officers; Mallinckrodt’s contractual and court-ordered compliance obligations that, if violated, could result in penalties; compliance with and restrictions under the global settlement to resolve all opioid-related claims; matters related to Acthar Gel, including the settlement with governmental parties to resolve certain disputes and compliance with and restrictions under the related corporate integrity agreement; the ability to maintain relationships with Mallinckrodt’s suppliers, customers, employees and other third parties following the emergence from the 2023 bankruptcy proceedings; scrutiny from governments, legislative bodies and enforcement agencies related to sales, marketing and pricing practices; pricing pressure on certain of Mallinckrodt’s products due to legal changes or changes in insurers’ or other payers’ reimbursement practices resulting from recent increased public scrutiny of healthcare and pharmaceutical costs; the reimbursement practices of governmental health administration authorities, private health coverage insurers and other third-party payers; complex reporting and payment obligations under the Medicare and Medicaid rebate programs and other governmental purchasing and rebate programs; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; changes in or failure to comply with relevant laws and regulations; any undesirable side effects caused by Mallinckrodt’s approved and investigational products, which could limit their commercial profile or result in other negative consequences; Mallinckrodt’s and its partners’ ability to successfully develop, commercialize or launch new products or expand commercial opportunities of existing products, including Acthar Gel (repository corticotropin injection) SelfJect and the INOmax Evolve DS delivery system; Mallinckrodt’s ability to successfully identify or discover additional products or product candidates; Mallinckrodt’s ability to navigate price fluctuations and pressures, including the ability to achieve anticipated benefits of price increases of its products; competition; Mallinckrodt’s ability to protect intellectual property rights, including in relation to ongoing and future litigation; limited clinical trial data for Acthar Gel; the timing, expense and uncertainty associated with clinical studies and related regulatory processes; product liability losses and other litigation liability; material health, safety and environmental laws and related liabilities; business development activities or other strategic transactions; attraction and retention of key personnel; the effectiveness of information technology infrastructure, including risks of external attacks or failures; customer concentration; Mallinckrodt’s reliance on certain individual products that are material to its financial performance; Mallinckrodt’s ability to receive sufficient procurement and production quotas granted by the U.S. Drug Enforcement Administration; complex manufacturing processes; reliance on third-party manufacturers and supply chain providers and related market disruptions; conducting business internationally; Mallinckrodt’s significant levels of intangible assets and related impairment testing; natural disasters or other catastrophic events; Mallinckrodt’s substantial indebtedness and settlement obligation, its ability to generate sufficient cash to reduce its indebtedness and its potential need and ability to incur further indebtedness; restrictions contained in the agreements governing Mallinckrodt’s indebtedness and settlement obligation on Mallinckrodt’s operations, future financings and use of proceeds; Mallinckrodt’s variable rate indebtedness; Mallinckrodt’s tax treatment by the Internal Revenue Service under Section 7874 and Section 382 of the Internal Revenue Code of 1986, as amended; future changes to applicable tax laws or the impact of disputes with governmental tax authorities; the impact of Irish laws; the impact on the holders of Mallinckrodt’s ordinary shares if Mallinckrodt were to cease to be a reporting company in the United States; the comparability of Mallinckrodt’s post-emergence financial results and the projections filed with the Bankruptcy Court; and the lack of comparability of Mallinckrodt’s historical financial statements and information contained in its financial statements after the adoption of fresh-start accounting following emergence from the 2023 bankruptcy proceedings; and (iii) risks related to Endo’s business, including future capital expenditures, expenses, revenues, economic performance, financial conditions, market growth and future prospects; Endo changes in competitive, market or regulatory conditions; changes in legislation or regulations; global political changes, including those related to the new U.S. presidential administration; Endo’s use of artificial intelligence and data science; the ability to obtain and maintain adequate protection for intellectual property rights; the impacts of competition such as those related to XIAFLEX®; the timing and uncertainty of the results of both the research and development and regulatory processes; health care and cost containment reforms, including government pricing, tax and reimbursement policies; litigation; the performance including the approval, introduction and consumer and physician acceptance of current and new products; the performance of third parties upon whom Endo relies for goods and services; issues associated with Endo’s supply chain; Endo’s ability to develop and expand its product pipeline and to launch new products and to continue to develop the market for XIAFLEX® and other branded, sterile injectable or generic products; the effectiveness of advertising and other promotional campaigns; and the timely and successful implementation of business development opportunities and/or any other strategic priorities. The registration statement on Form S-4 and proxy statement/prospectus that will be filed with the Securities and Exchange Commission (the “SEC”) will describe additional risks in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and proxy statement/prospectus are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Mallinckrodt’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and other filings with the SEC, which are available from the SEC’s website (www.sec.gov) and Mallinckrodt’s website (www.mallinckrodt.com) and Endo’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other filings with the SEC, which are available from the SEC’s website (www.sec.gov) and Endo’s website (www.endo.com). There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt and Endo do not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law. Given these uncertainties, one should not put undue reliance on any forward-looking statements. 3

Today’s Speakers & Agenda 4 Siggi Olafsson Mallinckrodt President & CEO Bryan Reasons Mallinckrodt CFO Mark Bradley Endo CFO Scott Hirsch Endo Interim CEO 1 Strategic Rationale Transaction Structure & Terms Combined Portfolio Potential Synergies Growth Opportunities 2 3 4 5

Compelling Strategic Rationale Scaled and diversified branded pharmaceuticals portfolio Scaled generics business with a broad product portfolio Increased strategic and financial flexibility 5 Specialized and experienced team with strong compliance culture Meaningful synergy opportunities Strong balance sheet $6.7bn Combined Pro Forma Enterprise Value1 $3.6bn Combined Pro Forma Revenue3 $150mm+ Annual Operating Pre-Tax Synergies by Year 3 $1.2bn 34% Margin Combined Pro Forma Adj. EBITDA2 2.3x Combined Pro Forma Leverage4 Note: Pro forma values represent 2025E per management guidance. 1. Calculated as trading values of Mallinckrodt and Endo common shares as of March 12, 2025 + combined ’24A net debt, not accounting for $80mm cash payment to Endo shareholders. 2. ‘25E combined pro forma adj. EBITDA per management guidance including year 1 synergies of $75 million (50% of expected annual pre-tax run-rate synergies). 3. ‘25E combined pro forma revenue per management guidance. 4. Implied pro forma leverage post-refinancing.

Headquarters: Dublin, IRL Headquarters: Malvern, PA Annual 2024 • Net Revenue1 : $1.7bn • Adj. EBITDA1 : $464mm • Employees: ~2,700 • Net Revenue1 : $1.7bn • Adj. EBITDA1 : $637mm • Employees: ~3,000 Liquidity2 • Net Debt: $0.5bn • 2024 Net Leverage: 0.8x3 • Net Debt: $2.1bn • 2024 Net Leverage: 3.3x3 Product Highlights • Leading brands portfolio, including Acthar® Gel, INOmax®, and Terlivaz® • Diversified portfolio of high-quality generic drugs and APIs • Leading brands, including XIAFLEX®, SUPPRELIN® LA, and AVEED® • Broad portfolio of sterile injectables, ~40 on-market-hospital-based products and pipeline of 40+ projects Revenue by Business Combination of Two Durable Portfolios 6 Acthar, 28% INOmax, 15% Terlivaz, 1% Other Brands, 4% Generics, 35% API, 17% XIAFLEX, 29% Other Brands, 21% Sterile Injectables, 21% Generics, 29% Note: Figures represent 2024A. 1. Mallinckrodt revenue and adj. EBITDA figures without Therakos Business; Endo revenue and adj. EBITDA figures including International Business. 2. Liquidity metrics as of December 31, 2024. Net leverage calculated as net debt / ‘24A adj. EBITDA. 3. 0.8x Mallinckrodt leverage based on ‘24A adj. EBITDA of $604mm with Therakos Business. 3.3x Endo leverage based on ’24A adj. EBITDA including International Business.

Transaction Structure 7 Combined Company Sterile Injectables and Generics Business Brands Business Step 1 Step 2 Creating 2 separate entities: 1 A leading, scaled brands business 2 A focused sterile injectables & generics business to be separated post-transaction

Key Transaction Terms Transaction Structure, Consideration & Ownership • Mallinckrodt will be the parent entity of the combined group and Mallinckrodt shareholders will own 50.1% and Endo shareholders will own 49.9% of the combined company • Endo shareholders to receive Mallinckrodt stock and $80mm in cash • Implied pro forma enterprise value of $6.7 billion1 Management & Board • Siggi Olafsson, current Mallinckrodt CEO, will serve as President, CEO and a member of the Board of Directors of the combined company • Paul Efron, current Endo Board member, will serve as Board Chair • Combined Company’s Board is expected to have 9 directors at close (4 from Mallinckrodt, 4 from Endo, 1 new director) Closing • Transaction expected to close in the second half of 2025 • Subject to Mallinckrodt and Endo shareholder approvals, regulatory approvals and other customary closing conditions Financing & Capital Structure • Pro forma total debt of $3.4bn and net debt of $2.8bn • Pro Forma Net Debt / Adj. EBITDA of 2.3x2 • Existing Mallinckrodt term loan and notes expected to be repaid at closing • $900mm of committed financing provided by Goldman Sachs & Co LLC to optimize capital structure Separation of Sterile Injectables & Generics • Separate Endo’s sterile injectables business and Mallinckrodt and Endo’s generic pharmaceutical businesses, following closing of the transaction, subject to customary conditions Other Terms • Global HQ in Dublin, Ireland; U.S. HQ and combined company name to be announced later 8 1. Calculated as trading values of Mallinckrodt and Endo common shares as of March 12, 2025 + combined ’24A net debt, not accounting for $80mm cash payment to Endo shareholders. 2. Pro forma net debt / ‘25E pro forma adj. EBITDA per management guidance, including year 1 synergies of $75 million (50% of expected annual pre-tax run-rate synergies). Implied pro forma leverage post-refinancing.

Combined Company Creates a Scaled and Diversified Branded Portfolio… 9 Creates a pure play branded business Increased financial flexibility to drive strategic agenda Scaled platform that can be expanded through M&A Enhanced commercial position to pursue strategic opportunities Diversified pharma business of scale led by key brands XIAFLEX® and Acthar® Gel $1.7bn Pro Forma ‘24A Revenue1 Note: 2024A revenue figure represents combined brands businesses. 1. Pro forma ‘24A revenue without Mallinckrodt’s Therakos Business and including Endo’s International Business. Experienced team with strong quality and compliance culture

…As Well as a Scaled Sterile Injectables and Generic Pharmaceuticals Business 10 Broad product portfolio spanning multiple delivery technologies, formulations and dosage forms, as well as a leading controlled substances franchise Benefits from robust commercial capabilities, established manufacturing infrastructure and extensive supply chain capabilities Deep expertise in complex, highly regulated products Track record of high quality, reliability and compliance Backwards integration into API Expected to be highly profitable and generate strong free cash flow Gx Finished Doses and API 80+ Gx Products and 40+ Sterile Injectables $1.7bn Pro Forma ‘24A Revenue Note: 2024A Revenue figure represents combined sterile injectables and generics businesses.

Heavily U.S. Focused Combined Footprint 11 Administrative Offices Manufacturing Regional Service Centers 5,700 Total Employees 17 Combined Manufacturing Facilities 30 Combined Distribution Centers Note: Figures as of March 12, 2025. 8 U.S. Manufacturing Facilities Branded Corp. and/or shared site Generics Other Sterile Injectables 4 U.S. Manufacturing Facilities Europe India Australia Japan

Develop additional capabilities across strategic therapeutic areas Enhanced Financial Flexibility Creates Avenue to Pursue Branded Growth Opportunities 12 Expand foundation to become a leader in areas of significant unmet need Grow branded platform through business development Drive long-term growth through continued innovation within branded platform +

Separation of sterile injectables and generics business would enable consistent return of capital to shareholders through stable, strong free cash flow Compelling Rationale to Drive Future Growth 13 Portfolio of well-established, diversified branded pharmaceuticals with room to grow Immediate scale, robust cash flow and enhanced financial flexibility U.S. focused combined footprint supported by global infrastructure network Expected to generate in excess of $150mm of annual pre-tax run-rate synergies Scaled generics business with complementary product portfolios spanning multiple dosage forms and delivery technologies Well positioned to invest in internal and external growth opportunities 1 5 2 3 4 + 6 7

14 Appendix

Non-GAAP Definitions Mallinckrodt Adjusted EBITDA Adjusted EBITDA represents net income or loss prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”) and adjusted for certain items that management believes are not reflective of the operational performance of the business. Adjustments to GAAP amounts include, as applicable to each measure, interest expense, net; income taxes; depreciation; amortization from intangible assets and right-of use asset resulting from finance leases; restructuring charges, net; non-restructuring impairment charges; inventory step-up expense; discontinued operations; changes in fair value of contingent consideration obligations; significant legal and environmental charges; divestitures; liabilities management and separation costs; losses on debt extinguishment, net; unrealized gain or loss on equity investment; reorganization items, net; share-based compensation; fresh-start inventory related expenses; and other items identified by the Company. Net Debt Net debt reflects total debt principal outstanding and undiscounted finance lease liabilities on a GAAP basis less cash and cash equivalents (unrestricted cash) on a GAAP basis. Endo Adjusted EBITDA EBITDA represents Net income (loss) before Interest expense, net; Income tax expense; Depreciation; and Amortization, each prepared in accordance with GAAP. Adjusted EBITDA further adjusts EBITDA by excluding those items enumerated above under the heading “Adjusted net income,” without duplication, and stock-based compensation costs. Adjusted net income, Adjusted Gross Profit and Adjusted Operating Expenses Adjusted net income, Adjusted Gross Profit and Adjusted Operating Expenses are presented as non-GAAP measures and are reconciled to their corresponding GAAP measures of Net income (loss), Gross Profit, defined as revenues less cost of revenues, and Operating Expenses, defined as the sum of (i) Selling, general and administrative; (ii) Research and development; (iii) Acquired in-process research and development; (iv) Litigation-related and other contingencies, net; (v) Asset impairment charges; and (vi) Acquisition related and integration items, net. Adjustments, to the extent they apply to the corresponding GAAP amounts, may include, but are not limited to expense or income related to: acquisitions and divestitures, such as amortization of intangible assets and of inventory step-up adjustments, certain employee-related charges, including earn-outs, separation, retention, or relocation costs, changes in the fair value of contingent consideration, transaction costs of executed deals, and integration or disintegration-related costs; certain amounts related to strategic review initiatives; certain cost reduction initiatives such as separation benefits, continuity payments, other exit costs; asset impairment charges; certain costs incurred in connection with debt or equity-financing activities, such as non-capitalizable transaction costs incurred in connection with a successful financing transaction and gains or losses associated with early repayments, extinguishment or modification of our debt instruments; litigation-related and other contingent matters; certain legal costs; gains or losses from the sales of businesses and other assets; gains or losses associated with discontinued operations, net of tax; foreign currency gains or losses on intercompany financing arrangements; reorganization items, net; the tax effect of adjusted pre-tax income at applicable tax rates and other tax adjustments; and certain other items. 15